Risk Management and Fair Values (Details) - USD ($)	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Risk Management and Fair Values [Abstract]
Total borrowing	$ 1,092,783	$ 1,606,930
Less: cash and cash equivalents	21,026,103	26,050,456	$ 24,576,341	$ 21,214,080
Net debt	(19,933,320)	(24,443,526)
Total equity	54,301,321	74,027,195	$ 83,402,126	$ 100,816,974
Total capital	$ 34,368,001	$ 49,583,670
Gearing ratio	(37.00%)	(33.00%)